UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

July 3, 2013

HALOZYME THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 794-8889

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of the slides which formed the basis of Dr. Francisco Perez’s presentation to the 9th Annual World Congress of Cosmetic Dermatology on June 29, 2013 in Athens, Greece. Halozyme Therapeutics, Inc. may use some or all of theses slides, or the information contained in the slides, in subsequent presentations to interested parties, including analysts and stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Gynoid Lipodystrophy (Cellulite) (Preliminary Interim Results) Presentation by Dr. Perez-Atamoros.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.

July 3, 2013	By:	/s/ Jean Liu
Jean Liu
Vice President, General Counsel